SUPPLEMENT DATED AUGUST 22, 2001
                       TO PROSPECTUS DATED MAY 1, 2001 FOR

                     PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                 Variable Appreciable Life(R) Insurance Contracts



     The following is added as the first paragraph in the "Requirements for Issuance of a Contract" section on page 13. As of January 1, 2001, Contracts with face amounts equal to or greater than $100,000 are no longer sold, except in New York.







PVALSUP1 Ed. 8-01